UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2013

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
8735 Henderson Road, Renaissance One
	Tampa, Florida	33634
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

5.75% Senior Notes due 2020

On November 14, 2013, WellCare Health Plans, Inc. (the “Company”) issued 5.75% senior notes due 2020 in the aggregate principal amount of $600,000,000 (the “Senior Notes”). The Senior Notes were issued under an indenture, dated as of November 14, 2013 (the “Base Indenture”), as supplemented by the First Supplemental Indenture, dated as of November 14, 2013 (the “First Supplemental Indenture” and, together with the Base Indenture, the “Indenture”) each between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee. They were issued in a registered offering pursuant to the Company’s registration statement on Form S-3 (No. 333-183100) filed with the Securities and Exchange Commission.
The Company used a portion of the net proceeds from the offering to repay in full amounts outstanding under its 2011 Credit Agreement (as defined in Item 1.02 below). The remaining net proceeds will be used for general corporate purposes, including organic growth opportunities and potential acquisitions.
The Senior Notes will mature on November 15, 2020, and will bear interest at a rate of 5.75% per annum. Interest will be computed on the basis of a 360-day year comprised of twelve 30-day months. Interest on the Senior Notes will be payable semi-annually on May 15 and November 15 of each year, commencing on May 15, 2014.
The following is a brief description of the terms of the Senior Notes and the Indenture.
Ranking
The Senior Notes will be the Company’s senior unsecured obligations. The Senior Notes will rank equally in right of payment with all of the Company’s existing and future indebtedness that is not expressly subordinated thereto, senior in right of payment to any future indebtedness that is expressly subordinated in right of payment thereto and effectively junior to the Company’s existing and future secured indebtedness to the extent of the value of the collateral securing such indebtedness. In addition, the Senior Notes will be structurally subordinated to all indebtedness and other liabilities of the Company’s subsidiaries (unless the Company’s subsidiaries become guarantors of the Senior Notes).
Guarantees
As of the issue date of the Senior Notes, none of the Company’s subsidiaries will guarantee the Senior Notes. In the future, if any of the Company’s U.S. subsidiaries becomes a guarantor of the Company’s other debt, that subsidiary will fully and unconditionally guarantee the Senior Notes on a senior basis, subject to certain exceptions.
Optional Redemption
At any time prior to November 15, 2016, the Company may, on any one or more occasions redeem up to 40% of the aggregate principal amount of Senior Notes (including any additional Senior Notes, but excluding Senior Notes held by the Company or its subsidiaries), upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 105.750% of the principal amount of the Senior Notes redeemed, plus accrued and unpaid interest, if any, to, but not including, the applicable date of redemption (subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date), with the net cash proceeds of an equity offering by the Company; provided that:
(1) at least 60% of the aggregate principal amount of Senior Notes issued under the Indenture (including any additional Senior Notes, but excluding Senior Notes held by the Company or its subsidiaries) remains outstanding immediately after the occurrence of such redemption; and
(2) the redemption occurs within 90 days of the date of the closing of such equity offering.
At any time prior to November 15, 2016, the Company may on any one or more occasions redeem all or a part of the Senior Notes, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to 100% of the principal amount of the Senior Notes redeemed, plus the Applicable Premium, as defined in the Indenture, as of, and accrued and unpaid interest, if any, to, but not including, the applicable date of redemption (subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date).
Except pursuant to the preceding two paragraphs, the Senior Notes will not be redeemable at the Company’s option prior to November 15, 2016.
On or after November 15, 2016, the Company may on any one or more occasions redeem all or a part of the Senior Notes, upon not less than 30 nor more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, on the Senior Notes redeemed, to, but not including, the applicable date of redemption, if redeemed during the twelve-month period beginning on November 15 of the years indicated below, subject to the rights of holders of Senior Notes on the relevant record date to receive interest due on the relevant interest payment date:

Period	Redemption Price
2016	102.875%
2017	101.438%
2018 and thereafter	100.000%
Change of Control
If the Company experiences certain change of control events, as defined in the Indenture, the Company must offer to repurchase the Senior Notes at 101% of the principal amount, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.
Asset Sale
If the Company sells assets under certain circumstances described in the Indenture, and subject to certain exceptions, the Company must offer to repurchase the Senior Notes at 100% of their principal amount, plus accrued and unpaid interest, if any, to, but excluding, the applicable repurchase date.
Covenants
The Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to:

•	incur additional indebtedness and issue preferred stock;
•	pay dividends or make other distributions;

•	make other restricted payments and investments;
•	sell assets, including capital stock of restricted subsidiaries;

•	create certain liens;
•	incur restrictions on the ability of restricted subsidiaries to pay dividends or make other payments, and in the case of the Company’s subsidiaries, guarantee indebtedness;

•	engage in transactions with affiliates;
•	create unrestricted subsidiaries; and

•	merge or consolidate with other entities.
Events of Default
The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on, the Senior Notes to become or to be declared due and payable.
Credit Agreement
On November 14, 2013, the Company also entered into a senior unsecured revolving credit facility (the “Credit Agreement”) with an initial aggregate principal amount at any time outstanding not to exceed $300,000,000, among the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank and Goldman Sachs Bank USA as co-syndication agents and J.P. Morgan Securities LLC, Suntrust Robinson Humphrey, Inc. and Goldman Sachs Bank USA as joint bookrunners and joint lead arrangers, replacing the 2011 Credit Agreement.

The Credit Agreement provides for a senior unsecured revolving loan facility (the “Revolving Credit Facility”) of up to $300,000,000 (the loans thereunder, the “Revolving Credit Loans”), of which up to $75,000,000 is available for letters of credit and up to $15,000,000 is available for short-term borrowings on a swingline basis. The Credit Agreement also provides that the Company may, at its option, increase the aggregate amount of the Revolving Credit Facility and/or obtain incremental term loans in an amount up to $75,000,000 without the consent of any lenders not participating in such increase, subject to certain customary conditions and lenders committing to provide the increase in funding. There can be no assurance that additional funding will become available. Unutilized commitments under the Credit Agreement are subject to a fee of 0.25% to 0.375% depending upon the Company’s ratio of total debt to cash flow.

The proceeds of the Revolving Credit Loans may be used for general corporate purposes of the Company and its subsidiaries. The commitments under the Revolving Credit Facility expire on November 14, 2018 and any Revolving Credit Loans will be payable in full at that time.

Loans designated by the Company at the time of borrowing as “ABR Loans” that are outstanding under the Credit Agreement bear interest at a rate per annum equal to (i) the greatest of (a) the Prime Rate (as defined in the Credit Agreement) in effect on such day; (b) the Federal Funds Effective Rate (as defined in the Credit Agreement) in effect on such day plus 1/2 of 1%; and (c) the Adjusted LIBO Rate (as defined in the Credit Agreement) for a one month interest period on such day plus 1%; plus (ii) the Applicable Margin. Loans designated by the Company at the time of borrowing as “Eurodollar Loans” that are outstanding under the Credit Agreement bear interest at a rate per annum equal to the Adjusted LIBO Rate (as defined in the Credit Agreement) for the interest period in effect for such borrowing plus the Applicable Rate. The “Applicable Rate” means a percentage ranging from 0.50% to 1.25% per annum for ABR Loans and a percentage ranging from 1.50% to 2.25% per annum for Eurodollar Loans, depending upon the Company’s ratio of total debt to cash flow.

The Credit Agreement includes negative and financial covenants that limit certain activities of the Company and its subsidiaries, including (i) restrictions on the Company’s and its subsidiaries’ ability to incur additional indebtedness; and (ii) financial covenants that require (a) the ratio of total debt to cash flow not to exceed a maximum; (b) a minimum interest expense and principal payment coverage ratio; and (c) a minimum level of statutory net worth for the Company’s health maintenance organization and insurance subsidiaries.

The Credit Agreement also contains customary representations and warranties that must be accurate in order for the Company to borrow under the Revolving Credit Facility. In addition, the Credit Agreement contains customary events of default. If an event of default occurs and is continuing, the Company may be required immediately to repay all amounts outstanding under the Credit Agreement. Lenders holding at least 50% of the loans and commitments under the Credit Agreement may elect to accelerate the maturity of the loans and/or terminate the commitments under the Credit Agreement upon the occurrence and during the continuation of an event of default.

The foregoing description does not purport to be a complete description of the parties’ rights and obligations under the above-described Credit Agreement. The above description is qualified in its entirety by reference to the complete Credit Agreement, which is attached as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.

On November 14, 2013, the Company and The WellCare Management Group, Inc., a subsidiary of the Company, terminated the senior secured credit facility dated August 1, 2011, as amended to date, among the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, J.P. Morgan Securities LLC and Wells Fargo Securities, LLC, collectively, as the joint lead bookrunners and joint lead arrangers, and Wells Fargo Bank, National Association, as syndication agent (the “2011 Credit Agreement”). All amounts outstanding under the 2011 Credit Agreement were paid on November 14, 2013. The 2011 Credit Agreement was terminated in connection with the entry into the Credit Agreement described above under Item 1.01 of this Current Report on Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 is incorporated herein by reference into this Item 2.03.
Item 7.01 Regulation FD Disclosure
On November 15, 2013 the Company updated its guidance for 2013 adjusted net income per diluted share to incorporate the interest expense associated with the senior unsecured notes as well as the write off of the deferred financing costs associated with the previous senior secured credit facility, the combined impact of which is approximately $0.10 per diluted share. As a result, WellCare anticipates 2013 adjusted net income per diluted share of $4.60 to $4.70. The previous guidance was for adjusted net income per diluted share of $4.70 to $4.80. The other elements of 2013 guidance have not changed and are as described in the Company’s news release published on November 1, 2013.

The press release furnished as Exhibit 99.1 is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements
The information furnished pursuant Item 7.01 of this Current Report on Form 8-K (the “8-K”) and the press release attached as Exhibit 99.1 contain “forward-looking” statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions are forward-looking statements. For example, statements regarding WellCare's financial outlook are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause WellCare's actual future results to differ materially from those projected or contemplated in the forward-looking statements. These risks and uncertainties include, but are not limited to, WellCare’s progress on top priorities such as improving health care quality and access, ensuring a competitive cost position, and delivering prudent, profitable growth, WellCare’s ability to effectively manage growth, WellCare’s ability to address operational challenges relating to new business, WellCare’s ability to effectively execute and integrate acquisitions, potential reductions in Medicaid and Medicare revenue, including due to sequestration, and WellCare’s ability to estimate and manage medical benefits effectively.

Additional information concerning these and other important risks and uncertainties can be found under the captions “Forward-Looking Statements” and “Risk Factors” in WellCare's Annual Report on Form 10-K for the year ended December 31, 2012, and in WellCare's Quarterly Report on Form 10-Q for the period ended September 30, 2013 and other subsequent filings by WellCare with the U.S. Securities and Exchange Commission, which contain discussions of WellCare's business and the various factors that may affect it. WellCare undertakes no duty to update these forward-looking statements to reflect any future events, developments, or otherwise.

The information furnished pursuant to Item 7.01 of the 8-K and Exhibit 99.1 shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Description
4.1	Base Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2
First Supplemental Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.75% Senior Note due 2020)

5.1	Opinion of Sullivan & Cromwell LLP with respect to the validity of the Senior Notes

10.1
Credit Agreement, dated November 14, 2013, among WellCare Health Plans, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank and Goldman Sachs Bank USA as co-syndication agents and J.P. Morgan Securities LLC, Suntrust Robinson Humphrey, Inc. and Goldman Sachs Bank USA as joint bookrunners and joint lead arrangers

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

99.1	Press Release dated November 15, 2013*

*	Furnished and not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2013	WELLCARE HEALTH PLANS, INC. /s/ Lisa G. Iglesias
Lisa G. Iglesias
Senior Vice President, General Counsel & Secretary

Exhibit Index

Exhibit
Number	Description
4.1	Base Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee

4.2
First Supplemental Indenture, dated November 14, 2013 between WellCare Health Plans, Inc. and The Bank of New York Mellon Trust Company, N.A., as trustee (including the form of 5.75% Senior Note due 2020)

5.1	Opinion of Sullivan & Cromwell LLP with respect to the validity of the Senior Notes

10.1
Credit Agreement, dated November 14, 2013, among WellCare Health Plans, Inc., the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent, SunTrust Bank and Goldman Sachs Bank USA as co-syndication agents and J.P. Morgan Securities LLC, Suntrust Robinson Humphrey, Inc. and Goldman Sachs Bank USA as joint bookrunners and joint lead arrangers

23.1	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.1)

99.1	Press Release dated November 15, 2013*

*	Furnished and not filed.